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Scudder Emerging Markets Growth Fund

Class AARP and Class S Shares

Semiannual Report

April 30, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Shareholder Meeting Results

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Emerging Markets Growth Fund	Ticker Symbol	Fund Number
Class AARP	SEMMX	179
Class S	SEMGX	079

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

Dear Shareholder,

The past two-plus years have been a very challenging time for the global stock markets in general. Slowing economic growth and weaker corporate earnings have produced a difficult investment environment around the world. As 2002 progresses, however, the picture is becoming brighter as global economic growth appears to be picking up steam. This has proven beneficial for investors in funds that invest in emerging markets equities. The asset class has enjoyed a strong rally since its late September lows, in contrast to the more modest recovery in developed markets.

Indeed, the past two-plus years have illustrated the benefits of portfolio diversification into emerging markets; most U.S. stocks have declined significantly over the past three years, while emerging markets have, on average, posted modest gains. Given the significant risks associated with emerging markets investing, a substantial allocation may not be recommended, depending upon your specific goals and risk tolerance. However, even a small allocation in emerging markets over the past three years could have offset losses among domestic holdings. As always, we urge investors to remain patient since the process of recovery is likely to remain uneven in many parts of the world. It is more important than ever to keep your long-term goals in mind and to remain focused on stocks' long-term potential rather than their daily fluctuations.

Sincerely,

William F. Glavin, Jr.
President
Scudder Emerging Markets Growth Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary April 30, 2002

Average Annual Total Returns*
Scudder Emerging Markets Growth Fund	6-Month	1-Year	3-Year	5-Year	Life of Class**
Class S	30.76%	9.72%	-1.46%	-6.71%	-1.53%
IFC Emerging Markets Investable Index+	37.93%	18.20%	3.25%	.58%	2.65%

Scudder Emerging Markets Growth Fund	6-Month	1-Year	Life of Class***
Class AARP	30.72%	9.71%	-4.63%
IFC Emerging Markets Investable Index+	37.93%	18.20%	.93%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

** The Fund commenced operations on May 8, 1996. Index comparisons begin May 31, 1996.
*** On October 2, 2000, the Fund commenced offering Class AARP shares. Index comparisons begin September 30, 2000.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 4/30/02	$ 10.85	$ 10.84
10/31/01	$ 8.30	$ 8.29

Class S Lipper Rankings* - Emerging Markets Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	112	of	199	56
3-Year	122	of	156	78
5-Year	88	of	110	80

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
-- Scudder Emerging Markets Growth Fund - Class S -- IFC Emerging Markets Investable Index+

Yearly periods ended April 30

Comparative Results*
Scudder Emerging Markets Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$10,972	$9,568	$7,065	$9,119
	Average annual total return	9.72%	-1.46%	-6.71%	-1.53%
IFC Emerging Markets Investable Index+	Growth of $10,000	$11,820	$11,007	$10,296	$11,676
	Average annual total return	18.20%	3.25%	.58%	2.65%

The growth of $10,000 is cumulative.

* Returns and rankings during part of the periods shown for Class S reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
** The Fund commenced operations on May 8, 1996. Index comparisons begin May 31, 1996.
+ IFC Emerging Markets Investable Index is an unmanaged capitalization-weighted measure of stock markets in emerging market countries worldwide. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary; expense ratios are the same.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

As previously communicated to shareholders, Scudder Emerging Markets Growth Fund recently experienced a change in its investment advisor. As a part of this process, a new portfolio selection team was put in place. In the following interview, Portfolio Manager and Team Leader Oliver Kratz discusses these changes, as well as Scudder Emerging Markets Growth Fund's performance and the market environment during the six-month period ended April 30, 2002.

Q: Please introduce yourself and the portfolio selection team and describe how the new team has changed the management of this portfolio.

A: I joined Deutsche Asset Management in 1996 after several years of experience in the industry. I hold bachelor's degrees from Tufts University and Karlova Universidad in Prague, as well as master's and doctorate degrees from the Fletcher School, jointly administered by Harvard University and Tufts University. I am fluent in German, French, Ukrainian and Spanish, and in 1999, I published Frontier Emerging Markets Securities Price Behavior and Valuation (Kluwer Publishers). Tara Kenney, who has been a portfolio manager on the fund since 1996, remains with the team. She joined the firm in 1995 with 16 years of experience in the industry. She received a bachelor's degree from Notre Dame and an M.B.A. from New York University. Andrew Ness and Amy Low round out the portfolio selection team. Andrew joined the firm in 2001 with seven years of investment industry experience. He completed his undergraduate and graduate degrees at Strathclyde University in Glasgow, Scotland. Amy joined the firm in 1997 with three years of experience as a credit analyst. Amy is a graduate of Singapore's Nanyang Technological University and is a chartered financial analyst. Tara and I are based in New York, Andrew is in London, and Amy spends her time between London and Singapore.

The main difference from previous portfolio management is in the way we assess the value of a stock. We have refined the process in which emerging markets equities are valued, focusing in part on what drives a business's cash flow and where we can uncover attractive prices compared with what we believe a stock is worth. This more refined process has led to a more refined portfolio; in recent months we have consolidated the fund's roster. We did this by looking closely at stocks that were less than 0.03 percent of the portfolio. We believe such a small position cannot contribute to performance, so we either eliminated these positions or made a stronger commitment by adding to them. Overall I would say that the investment process is more focused on stock selection. This is not to say that country analysis is no longer part of the process, but it now is intricately linked to the security analysis process. It is less of a top-down consideration and now factors more into the analysis of an individual stock. (Top-down considerations are more focused on economic, regional and/or industry analysis as opposed to security analysis.)

Q: What was the performance of Scudder Emerging Markets Growth Fund during the six-month period ended April 30, 2002?

A: The Standard & Poor's/International Finance Corporation Emerging Markets Investable Index (S&P/IFC EMI) gained 37.93 percent for the semiannual period ended April 30, 2002, while Scudder Emerging Markets Growth Fund posted 30.76 percent (Class S shares) for the same period. The S&P/IFC EMI is an unmanaged, capitalization-weighted measure of emerging stock markets worldwide.

The fund began the period positioned to take advantage of the emerging markets rally that gained momentum in the final months of 2001. Portfolio positioning favored a cyclical rather than a defensive tilt, which contributed to performance during the second half of the period.

Regionally we decreased the fund's exposure to Africa and the Middle East somewhat and reduced the fund's stake in Egypt. We redeployed some of those profits to South African gold companies, which performed well as gold prices rose. The fund's exposure to Egypt detracted from performance as that market continued to struggle in the midst of rising Middle Eastern tension.

As Central and Eastern European markets rallied, the fund took profits in some of its holdings in Poland and Hungary. We still favor these markets. Russia continues to move forward with economic, legal and corporate governance reforms. The ensuing investor confidence coupled with strong oil prices, monetary easing and economic growth led us to favor the market strongly. Coming into the year, we also strongly favored Turkey, given its strengthening currency, strategic geopolitical position and rising international support. We continue to be optimistic and expect the fund's Turkish holdings to be significant contributors to performance in 2002.

Once again, portfolio performance benefited from the fund's Mexican holdings. That market performed above expectations on the news of a burgeoning recovery in the neighboring United States, though this enthusiasm was slightly more muted in April. Brazilian companies are struggling a bit under pre-election nervousness in the market, so the fund's exposure there offset performance.

Q: What is your outlook for emerging markets over the next few months, and how are you adjusting the portfolio accordingly?

A: The positive outlook for global economic growth this year has been reinforced by recent data from the United States, Europe and Asia (excluding Japan). Because business inventories came down significantly - a much-needed step toward recovery, since surplus must be consumed before new product can be generated - it did not take a great deal of additional positive news to stabilize demand. The remaining question is the sustainability of the global recovery, especially with respect to consumer demand and corporate profits.

Even though many emerging markets already reflect this recovery in their equity prices, superior growth and earnings continue to underpin our optimistic outlook for 2002. Moreover, while stock prices have gained momentum during this recovery, they are still relatively low compared with developed-world counterparts. Economic trends in emerging markets seem to be improving and are gaining momentum. Financial conditions also appear much stronger and more sustainable than in the past. As the environment has improved, many emerging markets have gone through credit-rating upgrades, thus enhancing their access to international credit markets.

Turning to individual countries and regions, we believe Korean corporate earnings growth should be strong this year, as domestic consumption remains firm. We believe that the Korean market offers good value and will be a strong performer this year, except possibly among semiconductors. We also believe that interest rates will come down and corporate earnings will rebound from last year's recession lows. Turkish banks remain among the most attractively priced financials in the emerging markets universe.

On the other side of the world, we expect Mexico to continue to perform well, especially if the U.S. economy recovers. However, we feel that Brazil is poised to take the lead in the region. Consequently, we are increasing exposure to Brazil. Although there has been significant political pressure in Brazil, centering on the fall elections, we feel that external constraints and the political situation are under control and will, in time, be irrelevant. Simultaneously, equity valuations (prices compared with perceived value) in Brazil are historically cheap, in the context of its own history and globally. Declining external interest rates, a stable currency (which should result in a lower rate of inflation) and a belief that oil prices have reached a near-term peak have paved the path for a scenario whereby we believe Brazil is likely to outperform other Latin American markets in 2002. We have been adding opportunistically to the fund's Brazilian holdings.

Since emerging markets are not all the same, there are areas that we will continue to avoid. Over the past three months, there has been very little positive news coming from Argentina. Without a viable economic plan, the risk is that money will be printed in order to alleviate some pressure over the short term. Given the current dynamics, we believe it is unlikely that the International Monetary Fund will agree on a funding package. Needless to say, we believe the risk-reward profile in Argentina remains unattractive until the situation is clearer. With the exception of Turkey, we are generally steering clear of the Middle East as well, because of the region's unrest.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary April 30, 2002

Geographical (Excludes Cash Equivalents)	4/30/02	10/31/01

Pacific Basin	54%	34%
Latin America	25%	28%
Europe	12%	22%
Africa	4%	12%
Other	5%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/02	10/31/01

Communications	19%	19%
Financial	17%	18%
Technology	17%	13%
Metals & Minerals	10%	7%
Energy	9%	13%
Consumer Staples	8%	14%
Health	5%	6%
Manufacturing	4%	2%
Durables	3%	-
Other	8%	8%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2002 (27.1% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	5.7%
2. Kookmin Bank Provider of commercial banking services	Korea	3.3%
3. China Mobile Ltd. Provider of cellular telecommunication services	Hong Kong	2.9%
4. Anglo American PLC Producer of mining and natural resources products	United Kingdom	2.7%
5. Telefonos de Mexico SA de CV Provider of telecommunication services	Mexico	2.3%
6. America Movil SA de CV Provider of wireless communication services	Mexico	2.2%
7. International Trading and Investments Holdings SA Provider of telecommunication services	Poland	2.2%
8. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	2.1%
9. Taiwan Semiconductor Manufacturing Co. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	1.9%
10. United Microelectronics Corp. Manufacturer of integrated circuits	Taiwan	1.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page <Click Here>. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2002

	Shares	Value ($)
Common Stocks 96.3%
Botswana 0.3%
Sechaba Breweries Ltd. (Operator of a brewery)	139,200	171,440
Brazil 10.4%
Banco Brandesco SA (Preferred) (ADR) (Provider of commercial banking services)	4,126	122,171
Banco Itau SA (Preferred) (Provider of commercial banking services)	3,700,500	293,877
Brasil Telecom SA (Preferred) (Provider of telecommunication services)	106,011,200	570,242
Companhia de Bebidas das Americas (Preferred) (ADR) (Producer of consumer beverages)	27,240	571,223
Companhia Paranaense de Energia-Copel (Preferred) (ADR) (Distributor of electric power)	64,873	462,544
Companhia Vale do Rio Doce (Preferred) (ADR) (Operator of diverse mining and industrial complex)	23,400	628,290
Companhia Vale do Rio Doce (Preferred) "A"	7,400	199,026
Empresa Brasiliera de Aeronautica (Preferred) SA (ADR) (Manufacturer of aircraft)	26,100	601,083
Petroleo Brasileiro SA (Preferred) (Producer and distributor of petroleum)	13,087	304,421
Petroleo Brasileiro SA (ADR)	28,500	701,100
Petroleo Brasileiro SA (Preferred) (ADR)	4,800	112,320
Tele Norte Leste Participacoes SA (Preferred) (ADR) (Provider of local telecommunication services)	49,600	626,448
Telemar Norte Leste SA (Preferred) "A" (Provider of telecommunication services)	13,694,400	301,033
Telemig Celular SA "C" (Preferred) (Provider of telecommunication services)	395	5
		5,493,783
Chile 2.1%
Empresa Nacional de Telecomunicaciones SA (Provider of telecommunication services)	73,200	492,263
Vina Concha y Toro SA (ADR) (Owner and operator of wine vineyards)	17,200	584,800
		1,077,063
China 1.8%
Aluminum Corp. of China Ltd. (ADR)* (Producer of aluminum)	25,900	471,380
China Petroleum and Chemical Corp. "H" (Explorer and producer of crude oil and natural gas)	2,810,000	450,372
		921,752
Croatia 1.0%
Pliva d.d. (GDR) (Operator of a pharmaceutical company)	36,400	518,700
Czech Republic 0.6%
Ceska Sporitelna AS* (Provider of commercial, retail and mortgage banking)	28,100	310,280
Egypt 1.7%
Al Ahram Beverage Co. "SAE" (GDR)* (Producer of beverages)	10,900	88,290
Egyptian Company for Mobile Services (Provider of cellular telecommunication services)	52,306	315,538
International Foods Co.* (b) (Producer of food)	33,511	148,749
Orascom Construction Industries (Operator of a construction company)	49,417	326,208
Oriental Weavers Corp. (Manufacturer of carpets)	4,788	26,038
		904,823
Estonia 0.4%
Hansabank Ltd. (Provider of commercial banking services)	18,300	229,580
Hong Kong 4.1%
China Mobile Ltd.* (Provider of cellular telecommunication services)	147,700	483,868
China Mobile Ltd. (ADR)*	63,900	1,061,379
Denway Motors Ltd. (Assembler of motor vehicles and parts)	1,606,000	478,767
Legend Group Ltd. (Manufacturer of computers and related products)	336,000	135,708
		2,159,722
Hungary 3.1%
Gedeon Richter Rt (Producer of pharmaceuticals)	4,420	281,239
MOL Magyar Olaj-es Gazipari Rt. (Operator of an integrated domestic oil and gas company)	34,500	720,867
OTP Bank Rt.* (Provider of savings and commercial banking services)	68,600	608,676
		1,610,782
India 6.2%
Bajaj Auto Ltd.* (Maker of two- and three-wheel vehicles)	15,000	148,988
Bharat Petroleum Corp., Ltd. (Explorer and refiner of crude oil)	74,042	442,693
Dr. Reddy's Laboratories Ltd.* (Manufacturer of bulk drugs, formulations and molecules)	11,000	224,811
Dr. Reddy's Laboratories Ltd. (ADR)*	2,700	59,049
HDFC Bank Ltd. (ADR)* (Provider of corporate banking and custodial services)	5,100	77,010
Hero Honda Motors Ltd.* (Manufacturer of bicycles and motorcycles)	58,500	424,672
Hindustan Lever Ltd. (Manufacturer of branded and packaged consumer products)	67,700	280,873
Housing Development Finance Corp., Ltd. (Provider of housing finance)	15,800	210,215
Infosys Technologies Ltd. (Provider of IT consulting and software services)	3,800	285,415
ITC Ltd. (Operator of cigarette, tobacco, hotel, printing and packaging businesses)	33,200	427,468
Satyam Computer Services Ltd. (Operator of a computer services company)	98,600	527,761
Sun Pharmaceuticals Industries Ltd. (Manufacturer of pharmaceuticals)	14,000	179,971
		3,288,926
Israel 1.5%
Teva Pharmaceutical Industries Ltd. (ADR) (Producer of pharmaceutical and veterinary products)	14,500	812,145
Jordan 0.6%
HIKMA (b) (Operator of a pharmaceutical company)	68,000	305,952
Korea 17.7%
Hana Bank (Provider of banking services)	23,528	308,474
Hankook Tire Co., Ltd. (Manufacturer of tires, tire tubes and aluminum alloy wheels)	2	4
Hite Brewery Co., Ltd. (Manufacturer of alcoholic beverages)	4,384	246,579
Hyundai Motor Co., Ltd. (Manufacturer of automobiles)	20,020	745,508
Kookmin Bank (ADR) (Provider of commercial banking services)	3,074	142,941
Kookmin Bank	34,752	1,587,970
KT Freetel* (Provider of personal communication services)	12,980	388,695
LG Home Shopping, Inc. (Operator of cable television shopping channel)	2,880	347,432
NCsoft Corp.* (Developer and marketer of computer software)	1,640	286,268
Pacific Corp. (Manufacturer of life commodities and bio-chemicals)	3,350	388,538
POSCO (Manufacturer of hot and cold rolled steel products)	3,240	322,995
POSCO (ADR)	9,700	237,165
Samsung Electronics Co., Ltd. (Manufacturer of electronic parts)	10,100	2,993,173
Samsung Fire & Marine Insurance (Provider of insurance products)	6,860	465,671
Samsung Securities Co., Ltd.* (Provider of brokerage, investment and underwriting services)	11,364	383,502
SK Telecom Co., Ltd. (Provider of mobile telecommunication services)	2,460	479,977
		9,324,892
Mexico 10.6%
America Movil SA de CV "L" (ADR) (Provider of wireless communication services)	62,730	1,169,915
Cemex SA de CV (ADR) (Producer of concrete and cement)	21,500	681,550
Coca-Cola FEMSA SA de CV "L" (ADR)* (Bottler and distributor of soft drinks)	9,500	263,910
Fomento Economico Mexicano SA de CV "B" (Producer of beer and soft drinks)	64,000	306,644
Grupo Financiero BBVA Bancomer SA de CV* (Provider of banking and financial services)	765,034	758,355
Grupo Modelo SA de CV "C" (Producer and marketer of beer)	117,000	316,418
Panamerican Beverages, Inc. "A" (Provider of soft drinks)	12,000	216,000
Telefonos de Mexico SA de CV "L" (ADR) (Provider of telecommunication services)	32,530	1,230,935
Wal-Mart de Mexico SA de CV "C" (Operator of discount stores)	2,493	6,981
Wal-Mart de Mexico SA de CV "V"	187,000	624,196
		5,574,904
Nigeria 0.0%
First Bank of Nigeria PLC (Provider of commercial banking services)	68,750	14,867
Oman 1.3%
Bank Muscat International (b) (Provider of commercial banking services)	5,653	38,912
National Bank of Oman Ltd.* (Provider of commercial banking services)	121,980	465,760
Salalah Port Services Co.* (b) (Developer of a shipping port)	22,000	165,721
		670,393
Peru 1.0%
Compania de Minas Buenaventura SAU "B" (Explorer and processor of gold and other metals)	38,000	505,929
Poland 3.2%
Bank Pekao SA (Provider of commercial banking services)	19,500	537,190
International Trading and Investments Holdings SA* (b) (Provider of telecommunication services)	2,500	1,151,775
		1,688,965
Russia 7.6%
AO Mosenergo (ADR) (Producer and distributor of electricity)	23,700	100,133
Gazprom (ADR)* (Provider of natural gas)	46,200	739,200
GMK Norilsk Nickel (ADR)* (Producer of non-ferrous metals)	19,000	451,250
LUKOIL (ADR) (Extractor, transporter, refiner and provider of oil and gas)	7,100	515,638
Mobile Telesystems (ADR) (Provider of cellular phone services)	19,300	605,055
RAO Unified Energy System (GDR) (Generator and distributor of electricity and heat)	30,300	446,925
Surgutneftegaz (ADR) (Producer of oil and natural gas)	34,600	666,050
YUKOS (ADR) (Producer of petroleum products worldwide)	3,066	453,002
		3,977,253
South Africa 3.5%
ABSA Group Ltd.* (Provider of banking and financial services)	184,400	537,761
Bidvest Group Ltd.* (Supplier of cleaning products and provider of laundering services)	64,400	283,530
Gold Fields Ltd. (Miner and explorer of gold)	35,800	431,755
Impala Platinum Holdings Ltd. (Miner of platinum)	9,300	605,419
		1,858,465
Taiwan 10.7%
Asustek Computer, Inc. (Manufacturer of computer motherboards)	154,250	558,361
Au Optronics Corp.* (Manufacturer of liquid crystal displays and plasma display panels)	169,880	257,245
Compal Electronics, Inc. (GDR)* (Manufacturer and marketer of notebook computers and color monitors)	36,000	236,520
Compal Electronics, Inc.	192,500	258,740
Delta Electronic, Inc. (Manufacturer of power supply and video display equipment)	159,925	279,073
Hon Hai Precision Industry Co., Ltd. (Manufacturer of electronic products)	140,000	613,787
Macronix International Co.* (Manufacturer of computer memory chips)	294,000	228,959
President Chain Store Corp. (Operator of convenience stores)	77,000	134,367
Realtek Semiconductor Corp. (GDR)* (Designer and distributor of integrated circuits)	14,500	268,105
Taiwan Semiconductor Manufacturing Co.* (Manufacturer of integrated circuits and other semiconductor devices)	390,224	984,846
United Microelectronics Corp.* (Manufacturer of integrated circuits)	635,600	971,641
Yageo Corp. (Manufacturer of resistors and related equipment)	583,000	484,292
Yuanta Core Pacific Securities Co.* (Provider of loans for margin transactions)	517,000	383,239
		5,659,175
Thailand 0.9%
Advanced Information Service Publishing Co., Ltd. (Provider of analog and digital mobile phone services)	234,800	238,899
PTT Exploration and Production Public Co., Ltd. (Explorer, developer and producer of oil and natural gas)	93,200	228,447
		467,346
Turkey 3.3%
Akbank T.A.S.* (Provider of banking and investment services)	162,343,400	514,511
Anadolu Efes Biracilik ve Malt Sanayii AS (Operator of breweries)	15,555,666	348,001
Turkcell Iletisim Hizmetleri AS* (Provider of cellular telephone voice and data transmissions)	64,151,356	430,546
Yapi ve Kredi Bankasi AS* (Provider of commercial banking services)	163,306,500	468,852
		1,761,910
United Kingdom 2.7%
Anglo American PLC (Producer of mining and natural resources products)	89,833	1,416,386
Total Common Stocks (Cost $46,690,392)		50,725,433

Warrants 0.0%
Indonesia 0.0%
PT Bank Pan Indonesia Series III* (Provider of banking services) (Cost $0)	44,588	167

	Principal Amount ($) (c)
Convertible Bonds 0.3%
Netherlands
Elektrim Finance BV, 3.75%, 7/2/2004* (Provider of financial products) (Cost $179,399)	EUR 208,000	149,860
	Principal Amount ($)	Value ($)

Cash Equivalents 3.4%
Federal Home Loan Bank, 1.79%**, 5/1/2002 (Cost $1,799,000)	1,799,000	1,799,000
Total Investment Portfolio - 100.0% (Cost $48,668,791) (a)		52,674,460

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $48,724,666. At April 30, 2002, net unrealized appreciation for all securities based on tax cost was $3,949,794. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,084,198 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,134,404.
(b) Securities valued at fair value by management and approved in good faith following procedures approved by the Board of Directors, amounted to $1,811,109 (3.48% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 2002 aggregated $1,852,039. These securities may also have certain restrictions as to resale.
(c) Principal amount in U.S. dollars unless otherwise noted.
Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2002
Assets
Investments in securities, at value (cost $48,668,791)	$ 52,674,460
Foreign currency, at value (cost $753,755)	757,556
Receivable for investments sold	737,029
Dividends receivable	172,339
Interest receivable	2,644
Receivable for Fund shares sold	33,839
Foreign taxes recoverable	29,884
Total assets	54,407,751
Liabilities
Due to custodian bank	12,595
Payable for investments purchased	2,148,449
Payable for Fund shares redeemed	119,073
Accrued management fee	50,488
Other accrued expenses and payables	27,714
Total liabilities	2,358,319
Net assets, at value	$ 52,049,432
Net Assets
Net assets consist of: Accumulated net investment loss	(104,482)
Net unrealized appreciation (depreciation) on: Investments	4,005,669
Foreign currency related transactions	3,899
Accumulated net realized gain (loss)	(46,538,852)
Paid-in capital	94,683,198
Net assets, at value	$ 52,049,432

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price (a) per share ($535,420 / 49,345 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 10.85
Class S Net Asset Value, offering and redemption price (a) per share ($50,317,356 / 4,642,738 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 10.84
Class A Net Asset Value and redemption price per share ($845,504 / 78,216 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.81
Maximum offering price per share (100 / 94.25 of $10.81)	$ 11.47
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($208,434 / 19,435 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 10.72
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($142,718 / 13,283 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 10.74

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $33,475)	$ 344,407
Interest	14,680
Total Income	359,087
Expenses: Management fee	300,650
Administrative fee	156,478
Distribution service fees	1,817
Directors' fees and expenses	3,033
Other	1,591
Total expenses	463,569
Net investment income (loss)	(104,482)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of Chilean foreign taxes of $36,716)	1,220,836
Foreign currency related transactions (including CPMF tax of $4,897)	(134,693)
1,086,143
Net unrealized appreciation (depreciation) during the period on: Investments	11,463,221
Foreign currency related transactions	56,667
11,519,888
Net gain (loss) on investment transactions	12,606,031
Net increase (decrease) in net assets resulting from operations	$ 12,501,549

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2002	Year Ended October 31, 2001
Operations: Net investment income (loss)	$ (104,482)	$ (30,950)
Net realized gain (loss) on investment transactions	1,086,143	(8,741,659)
Net unrealized appreciation (depreciation) on investment transactions during the period	11,519,888	(7,432,486)
Net increase (decrease) in net assets resulting from operations	12,501,549	(16,205,095)
Fund share transactions: Proceeds from shares sold	7,364,283	13,706,706
Cost of shares redeemed	(10,020,036)	(26,988,785)
Redemption fees	7,309	86,792
Net increase (decrease) in net assets from Fund share transactions	(2,648,444)	(13,195,287)
Increase (decrease) in net assets	9,853,105	(29,400,382)
Net assets at beginning of period	42,196,327	71,596,709
Net assets at end of period (including accumulated net investment loss of $104,482 at April 30, 2002)	$ 52,049,432	$ 42,196,327

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended October 31,	2002[a]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.30	$ 11.11	$ 11.69
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.58	(2.81)	(.56)
Total from investment operations	2.55	(2.82)	(.58)
Redemption fees	-[d]	.01	-
Net asset value, end of period	$ 10.85	$ 8.30	$ 11.11
Total Return (%)	30.72**	(25.29)	(4.96)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.54	.15	.07
Ratio of expenses (%)	1.92*	1.91	1.90*
Ratio of net investment income (loss) (%)	(.43)*	(.05)	(.13)**
Portfolio turnover rate (%)	100*	69	42
[a] For the six months ended April 30, 2002.
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.
* Annualized
** Not annualized

Class S
Years Ended October 31,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 8.29	$ 11.11	$ 11.75	$ 10.36	$ 14.56	$ 12.85
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.01)	(.11)	(.04)	.06	.02
Net realized and unrealized gain (loss) on investment transactions	2.58	(2.82)	(.54)[c]	1.46	(4.23)	1.67
Total from investment operations	2.55	(2.83)	(.65)	1.42	(4.17)	1.69
Less distributions from: Net investment income	-	-	-	(.04)	(.06)	(.03)
Total distributions	-	-	-	(.04)	(.06)	(.03)
Redemption fees	-[d]	.01	.01	.01	.03	.05
Net asset value, end of period	$ 10.84	$ 8.29	$ 11.11	$ 11.75	$ 10.36	$ 14.56
Total Return (%)	30.76**	(25.38)	(5.45)[e]	13.89[e]	(28.54)[e]	13.51[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	42	71	103	125	220
Ratio of expenses before expense reductions (%)	1.92*	1.91	2.66[f]	2.77	2.31	2.33
Ratio of expenses after expense reductions (%)	1.92*	1.91	2.30[f]	2.25	2.16	2.00
Ratio of net investment income (loss) (%)	(.43)*	(.05)	(.87)	(.36)	.48	.11
Portfolio turnover rate (%)	100*	69	42	64	45	62
[a] For the six months ended April 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
[d] Amount is less than $.005.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reduction were 2.56% and 2.23%, respectively.
* Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Emerging Markets Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $47,577,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($27,365,000), October 31, 2007 ($11,827,000) and October 31, 2009 ($8,385,000), the respective expiration dates, whichever occurs first.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

The Fund was subject to a tax on Chilean repatriated capital gains.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Redemption Fees. Upon the redemption or exchange of shares held by Class S and AARP shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $23,208,482 and $25,736,000, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or "the Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $500,000,000 of the Fund's average daily net assets and 1.20% of such net assets in excess of $500,000,000 computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.25% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.65%, 0.65%, 0.675%, 0.725% and 0.700% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2002
Class AARP	$ 840	$ 279
Class S	152,834	25,672
Class A	2,053	378
Class B	346	108
Class C	405	83
	$ 156,478	$ 26,520

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2002
Class B	$ 359	$ 120
Class C	434	89
	$ 793	$ 209

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 760	$ 135
Class B	119	39
Class C	145	27
	$ 1,024	$ 201

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2002, aggregated $184.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2002, the CDSC for Class B and C shares aggregated $20 and $1, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	43,726	$ 465,665	38,454	$ 397,849
Class S	444,706	4,535,647	1,291,805	13,168,291
Class A	210,829	2,058,575	10,556	90,018*
Class B	18,673	193,716	4,130	37,347*
Class C	12,332	110,680	1,389	13,201*
		$ 7,364,283		$ 13,706,706
Shares redeemed
Class AARP	(12,142)	$ (131,638)	(27,059)	$ (272,664)
Class S	(860,428)	(8,438,849)	(2,669,559)	(26,712,294)
Class A	(143,166)	(1,412,833)	(3)	(28)*
Class B	(3,368)	(36,180)	-	-*
Class C	(52)	(536)	(386)	(3,799)*
		$ (10,020,036)		$ (26,988,785)
Redemption fees
Class AARP	-	$ 1,985	-	$ 4,470
Class S	-	5,324	-	82,322
		$ 7,309		$ 86,792
Net increase (decrease)
Class AARP	31,584	$ 336,012	11,395	$ 129,655
Class S	(415,722)	(3,897,878)	(1,377,754)	(13,461,681)
Class A	67,663	645,742	10,553	89,990*
Class B	15,305	157,536	4,130	37,347*
Class C	12,280	110,144	1,003	9,402*
		$ (2,648,444)		$ (13,195,287)

* For the period from May 29, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.

Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Emerging Markets Growth Fund (the "Fund") at April 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts June 17, 2002	PricewaterhouseCoopers LLP

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Emerging Markets Growth Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
2,554,835	66,271	42,153

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277.

Questions on this policy may be sent to the following address:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735.

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669.